EQ ADVISORS TRUSTSM

EQ/Money Market Portfolio

Supplement dated September 1, 2023 to the Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2023

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2023, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding an organizational change affecting the sub-adviser for the EQ/Money Market Portfolio (the “Portfolio”) effective September 1, 2023.

Equitable Investment Management Group, LLC (“EIM”), the Portfolio’s adviser, BNY Mellon Investment Adviser, Inc. (“BNY Mellon Investment Adviser”), the Portfolio’s sub-adviser, and Dreyfus (a division of Mellon Investments Corporation (“MIC”) and an affiliate of BNY Mellon Investment Adviser), have entered into a novation agreement whereby the Investment Sub-Advisory Agreement between the Adviser and BNY Mellon Investment Adviser will be transferred to MIC, acting by and through its Dreyfus division, effective September 1, 2023. The transfer will not result in any change in the nature, scope or quality of the investment sub-advisory services being provided to the Portfolio or the personnel providing such services.

Accordingly, the following changes are effective September 1, 2023:

All references to BNY Mellon Investment Adviser, Inc. in the Summary Prospectus, Prospectus, and SAI are deleted and replaced with “Dreyfus”.

The section of the Prospectus entitled “Management of the Trust – The Sub-Advisers – BNY Mellon Investment Adviser, Inc.” is deleted in its entirety and replaced by the following:

Dreyfus, a division of Mellon Investments Corporation (“MIC”), One Boston Place, 15th Floor, Boston, Massachusetts 02108, is the Sub-Adviser to the EQ/Money Market Portfolio. Dreyfus is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation. As of July 31, 2023, MIC had approximately $821 billion of assets under management, which includes approximately $482 billion in assets managed by investment personnel of MIC acting in their capacity as officers of affiliated entities (including BNY Mellon Investment Adviser, Inc.).

The section of the SAI entitled “Investment Advisory and Other Services – The Sub-Advisers” is amended to include the following information:

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/Money Market Portfolio	Dreyfus, a division of Mellon Investments Corporation, is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, a publicly-traded financial services company.